SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 28, 2013

Development Capital Group, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-54566	27-3746561
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

415 Rossmore Boulevard Burlington, ON, Canada	L7N 1R9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (289) 208-8052

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION4-Mtters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 28, 2013, Thomas A. Ralston, CPA (the “Former Accountant”) was dismissed as the Company’s accountant. The Company has engaged L.L. Bradford  (“New Accountant”) as its principal accountants effective May 28, 2013. The decision to change accountants was approved by the Company’s board of directors.

 The Former Accountant’s audit reports on the financial statements of the Company for the fiscal year ended March 31, 2012 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended March 31, 2012, and through the interim period ended June 28, 2013, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods.

During the year ended March 31, 2012, and through the interim period ended June 28, 2013, there were the following “reportable events” (as such term is defined in Item 304 of Regulation S-K). As disclosed in Item 9A of the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended March 31, 2012, and Part I, Item 4 of the Company’s Form 10-Q, for the quarterly period ended December 31, 2012, the Company’s management determined that the Company’s internal controls over financial reporting were not effective as of the end of such periods.

Other than as disclosed above, there were no reportable events during the year ended March 31, 2012, and through the interim period ended June 28, 2013. The Company’s Board of Directors discussed the subject matter of each reportable event with the Former Accountant. The Company authorized the Former Accountant to respond fully and without limitation to all requests of the New Accountant concerning all matters related to the annual and interim periods audited and reviewed by the Former Accountant, including with respect to the subject matter of each reportable event.

Prior to retaining the New Accountant, the Company did not consult with the New Accountant regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

On June 28, 2013, the Company provided the Former Accountant with its disclosures in the Current Report on Form 8-K disclosing the dismissal of the Former Accountant and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Former Accountant’s response is filed as an exhibit to this Current Report on Form 8-K.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter from Thomas A. Ralston, CPA to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Development Capital Group, Inc.

/s/ Johnathan Lindsay
Johnathan Lindsay
President and Chief Executive Officer

Date: July 1, 2013